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Exhibit 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-Q into Northern Indiana Public Service Company's previously filed Form S-3 Registration Statement, No. 33-77046.


                                              Arthur Andersen LLP

Chicago, Illinois

November 13, 1995